Exhibit 99.1

Wesco Aircraft Announces Retirement of Randy J. Snyder

as President and Chief Executive Officer;

Board Names Hal Weinstein Interim Chief Executive Officer and

Forms New Executive Committee

VALENCIA, Calif., December 8, 2014 — Wesco Aircraft Holdings, Inc. (NYSE: WAIR), a leading provider of comprehensive supply chain management services to the global aerospace industry, announced today that Randy J. Snyder is retiring from his role as president and chief executive officer. The board of directors has appointed Hal Weinstein as interim chief executive officer, effective immediately. Mr. Snyder will continue to serve as chairman of the board.

The board has begun its search for a permanent chief executive officer with assistance from a nationally recognized executive search agency. In addition, Wesco Aircraft’s board of directors announced the formation of a new executive committee under the direction of board member Adam J. Palmer. The committee will work closely with Mr. Weinstein and other members of senior management to steer the company’s strategic direction and operations during the transition.

Mr. Weinstein, who has decided to postpone his previously announced retirement to take on this interim role, most recently served as Executive Vice President — Sales and Marketing. In this position Mr. Weinstein was instrumental in the development of the company’s service offerings and long-term growth, overseeing Wesco Aircraft’s worldwide sales and marketing operations and global marketing strategy. He joined Wesco Aircraft in 1983 as regional sales manager and led the company’s global sales and marketing efforts from 1988 until his decision to retire earlier this year.

Mr. Palmer said, “It is with great admiration and respect that the board thanks Randy for his leadership in building Wesco into the large and dynamic corporation that it is today. We are fortunate to have Randy’s ongoing guidance in his continuing role as chairman of the board. In Hal we have a proven and determined leader. He knows the company and the industry inside and out, and we are pleased that he has agreed to assume this interim role to guide the continued success of Wesco Aircraft. As part of this transition, the board will be intently focused on identifying the right leader to drive superior performance for our company going forward.”

“I look forward to continue working with our accomplished and capable executive team to deliver greater value to our customers and shareholders,” said Mr. Weinstein. “As Wesco Aircraft seeks to continue its solid growth trajectory, we also will place a greater focus on cost structure optimization, working capital improvements and capital allocation. I am pleased to step into this role to help build upon the foundation of our many strengths.”

Mr. Snyder said, “It has been a great privilege to help lead the growth and success of Wesco Aircraft over the past 37 years. I have concluded that now is the right time in my career to step back from a full time role and I do so with confidence in the underlying strengths we have built at Wesco Aircraft, in our competitive position, and in the commitment and talent of our 2,785 employees — for whose support and hard work I could not be more grateful. With Hal assuming the role of Interim CEO, I am confident Wesco Aircraft could not be in better hands. He is a hands-on leader with the management skills and day-to-day expertise needed during this transition.”

About Wesco Aircraft:

Wesco Aircraft is one of the world’s largest distributors and providers of comprehensive supply chain management services to the global aerospace industry. The company’s services range from traditional distribution to the management of supplier relationships, quality assurance, kitting, just-in-time delivery and point-of-use inventory management. The company believes it offers one of the world’s broadest inventory of aerospace products, comprised of more than 575,000 active stock keeping units, including hardware, bearings, tools, electronic components, machined parts and chemicals. Wesco Aircraft has more than 2,700 employees across 83 locations in 19 countries.

To learn more about Wesco Aircraft, visit our website at www.wescoair.com. Follow Wesco Aircraft on LinkedIn at https://www.linkedin.com/company/wesco-aircraft-corp.

Forward-Looking Statements:

This press release contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the company’s control. Therefore, readers should not place undue reliance on such statements.

Factors that could cause actual results to differ materially from those in the forward-looking statements include: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers or the delay, scaling back or elimination of significant programs on which the company relies; the company’s ability to effectively manage its inventory; the company’s ability to successfully integrate the acquired business of Haas Group Inc. in a timely fashion; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; risks associated with the company’s rapid expansion; the company’s suppliers’ ability to provide it with the products the company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the company’s ability to maintain effective information technology systems; the company’s ability to retain key personnel; risks associated with the company’s international operations; fluctuations in the company’s financial results from period-to-period; risks associated with assumptions the company makes in connection with its critical accounting estimates and legal proceedings; the company’s ability to effectively compete in its industry; environmental risks; risks related to the handling, transportation and storage of chemical products; the company’s dependence on third-party package delivery companies; risks related to the aerospace industry and the regulation thereof; risks related to the company’s indebtedness; and other risks and uncertainties.

The foregoing list of factors is not exhaustive. The reader should carefully consider the foregoing factors and the other risks and uncertainties that affect the company’s business, including those described in Wesco Aircraft’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this news release (including information included or incorporated by reference herein) are based upon information available to the company as of the date hereof, and the company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Source:

Wesco Aircraft Holdings, Inc.

Contact Information:

Investors

Wesco Aircraft Holdings, Inc.

Jeff Misakian

Vice President, Investor Relations

661-362-6847

Jeff.Misakian@wescoair.com

Media

The Abernathy MacGregor Group, Inc.

Heather Wilson

Executive Vice President

213-630-6550

haw@abmac.com

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